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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 23, 2002
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                         Triple-S Management Corporation
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             (Exact name of registrant as specified in this charter)


         Puerto Rico                    66-0555678              000-49762
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(State or other jurisdiction of    (Commission File No.)      (IRS Employer
      incorporation)                                        Identification No.)


1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico                      00920
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (787) 749-4949
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ITEM 5.  OTHER EVENTS

         On August 23, 2002, the newspaper El Nuevo Dia published an article regarding Triple-S, Inc.'s ("TSI") tax exemption. That article alleges that Ms. Socorro Rivas, President of TSI, said that there is a possibility of Triple-S Management Corporation (the "TSM") distributing dividends this year. TSM hereby clarifies that currently there are no plans to distribute any dividends this year as the published article may suggest.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                             TRIPLE-S MANAGEMENT CORPORATION


                                             By: /s/ Ramon Ruiz-Comas
                                                -------------------------------
                                                Ramon Ruiz Comas
                                                President & CEO


Date: August 23, 2002


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